Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

SMCO	Hilton Small-MidCap Opportunity ETF

listed on The Nasdaq Stock Market, LLC

April 1, 2026

Supplement to the Summary Prospectus,
Statutory Prospectus, and
Statement of Additional Information (the “SAI”),
each dated February 26, 2026

Effective immediately, the following is added to the section of the Summary Prospectus and Statutory Prospectus titled “Fund Summary – Management – Portfolio Managers”:

Jason T. Mastronardi, CFA, Portfolio Manager of the Sub-Adviser, has been a portfolio manager of the Fund since April of 2026.

Effective immediately, the section of the Statutory Prospectus titled “Management – Portfolio Managers” is deleted and replaced in its entirety with the following:

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Fund, positions Messrs. Maher and Reilly and Ms. Duan have held since its inception in 2023, Mr. Hicks has held since January 2026 and Mr. Mastronardi has held since April 2026. Messrs. Maher, Reilly and Mastronardi are primarily responsible for the day-to-day management of the Fund’s securities investments. Ms. Duan and Mr. Hicks oversee trading and execution for the Fund.

Thomas B. Maher, Portfolio Manager for the Sub-Adviser

Mr. Maher serves as Portfolio Manager at the Sub-Adviser, having joined the firm in 2019. From 2003 to 2018, Mr. Maher held various positions at Lord Abbett and was partner & portfolio manager for the last 8 years. In 1989, Mr. Maher received a Bachelor of Science in Business Administration degree from Georgetown University. He received a Master of Business Administration from New York University’s Stern School of Business in 1996.

Jason T. Mastronardi, CFA®, Portfolio Manager for the Sub-Adviser

Mr. Mastronardi joined the Sub-Adviser in May 2024 as a small/mid cap equity analyst. Prior to joining the Sub-Adviser, from August 2016 through April 2024, Mr. Mastronardi was a Director and Senior Equity Investment Analyst at Bank of America where he managed three small/mid cap growth equity funds. Prior to that, from July 2012 through August 2016, he served as a Portfolio Manager at Bank of America’s Private Bank. Mr. Mastronardi is a graduate of the University of Maryland with a B.S. in Finance and is a CFA Charterholder. Mr. Mastronardi is also a member of the CFA Institute and the New York Society of Security Analysts.

Timothy Reilly, President, Portfolio Manager for the Sub-Adviser

Mr. Reilly joined the Sub-Adviser in 2017. In addition to his work as a portfolio manager, Mr. Reilly monitors risk management across all Hilton strategies. Prior to joining the Sub-Adviser, Mr. Reilly was a Managing Director at Bank of America, where he oversaw their Global Convertible Sales and Trading business. He was responsible for risk management, trading and distribution of the convertible products. Prior to Bank of America, Mr. Reilly was a Managing Director at Goldman Sachs, where he managed their U.S. Convertible Trading business. Mr. Reilly graduated from Harvard University with a B.S. in Economics.

Qiao Duan, CFA®, Portfolio Manager for the Adviser

Qiao Duan serves as Portfolio Manager at the Adviser, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Andy Hicks, Portfolio Manager for the Adviser

Mr. Hicks serves as SVP of Trading for the Adviser, having joined the Adviser in September 2025. Mr. Hicks previously served as Director of ETF Portfolio Management, Trading, and Research at SS&C ALPS Advisors for over ten years. Prior to SS&C ALPS Advisors, Mr. Hicks held roles as a Senior Equity Trader and Research Analyst with Virtus Investment Partners, specializing in equity and ETF trading, and a head equity trader for SCM Advisors. With over 20 years of experience, Mr. Hicks holds an accounting/ finance degree from Miami University (Ohio) and an MBA in Finance from the University of Colorado – Denver.

CFA® is a registered trademark owned by the CFA Institute.

The Funds’ SAI provides additional information about each portfolio manager’s compensation structure, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Shares.

Effective immediately, the first sentence of the section of the SAI titled “Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

The Fund is managed jointly and primarily by Qiao Duan, CFA, Portfolio Manager for the Adviser, Andy Hicks, Portfolio Manager for the Adviser and Thomas Maher, Portfolio Manager for the Sub-Adviser, Timothy Reilly, Portfolio Manager for the Sub-Adviser and Jason T. Mastronardi, CFA, Portfolio Manager for the Sub-Adviser.

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Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Effective immediately, the following disclosure is added to the section of the SAI titled “Portfolio Managers – Other Accounts”:

Jason T. Mastronardi, CFA, Portfolio Manager for Hilton Capital Management, LLC

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	89	$55.15	0	$0

Effective immediately, the following disclosure is added to the section of the SAI titled “Portfolio-Managers – Portfolio Managers Fund Ownership”:

As of December 31, 2025, Mr. Mastronardi of the Sub-Adviser beneficially owned Shares of the Fund in the range of $1 - $10,000.

Effective immediately, the following disclosure is added to the section of the SAI titled “Portfolio-Managers – Portfolio Manager Compensation”:

Mr. Mastronardi is compensated by the Sub-Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Sub-Adviser and not based on the performance of the Fund.

Please retain this Supplement for future reference.

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